                                   EXHIBIT 1

                           ACCOUNTS PURCHASE AGREEMENT

      Accounts Purchase Agreement (this "Agreement"), dated as of December 17, 1998, between Protection One Alarm Monitoring, Inc., as successor by merger to WestSec, Inc., a Delaware corporation ("WestSec" or "Buyer"), and NYLIFE Structured Asset Management Company Ltd., a limited liability company formed under the laws of the State of Texas ("SAMCO" or "Seller").

                                    RECITALS

      A. SAMCO and Westinghouse Electric Corporation, a Pennsylvania corporation ("WEC"), entered into that certain Operational Services Agreement dated as of November 15, 1991 (as heretofore amended or modified, the "OSA") pursuant to which WEC agreed, among other things, to perform management and monitoring services, on behalf of SAMCO, for certain security alarm system accounts.

      B. WEC, Westinghouse Security Systems, L.P. ("WSSP") and SAMCO entered into the (i) Accounts Purchase Agreement dated as of July 15, 1992 (as heretofore amended or modified, the "July Purchase Agreement"), (ii) Accounts Purchase Agreement dated as of September 16, 1992 (as heretofore amended or modified, the "September Purchase Agreement"), (iii) Accounts Purchase Agreement dated as of November 19, 1992 (as heretofore amended or modified, the "November Purchase Agreement"), and (iv) Accounts Purchase Agreement dated as of December 14, 1992 (as heretofore amended or modified, the "December Purchase Agreement").

      C. WEC and SAMCO entered into the Accounts Purchase Agreement dated as of June 18, 1993 (as heretofore amended or modified, the "1993 Purchase Agreement"; the July Purchase Agreement, September Purchase Agreement, November Purchase Agreement, December Purchase Agreement and 1993 Purchase Agreement are sometimes collectively referred to herein as the "Purchase Agreements").

      D. SAMCO has issued (i) its Series A Notes, due February 15, 1998 (the "Series A Notes"), (ii) its Series B Notes, due August 15, 1998 (the "Series B Notes"), and (iii) its Series C Notes, due August 15, 1999 (the "Series C Notes"), pursuant to an Indenture dated as of July 15, 1992 (as heretofore supplemented and amended, the "Indenture") between SAMCO and the United States Trust Company of New York, as trustee (the "Trustee").

      E. The Series A Notes, Series B Notes, and Series C Notes are secured by, among other things, the security and alarm monitoring contracts and related assets (the "Contracts") sold by WSSP and WEC to SAMCO pursuant to the Purchase Agreements.

      F. WEC, WestSec, and Western Resources, Inc., a Kansas corporation ("Western"), entered into the Asset Purchase Agreement dated as of December 16, 1996, as amended by the Amendment thereto dated as of December 30, 1996 (as so amended, the "Asset Purchase Agreement"), pursuant to which WestSec and Western purchased the business of selling and servicing monitoring and response security systems that was operated under the name Westinghouse Security Systems.

      G. In connection with the consummation of the transactions contemplated by the Asset Purchase Agreement, WEC assigned to WestSec all of its rights, title and interest, and WestSec assumed all of WEC's liabilities and obligations, under the OSA and Purchase Agreements.

      H. SAMCO, WEC, WestSec and Westar Capital, Inc., a Kansas corporation "Westar Capital"), entered into that certain Consent, Assignment, Assumption, Amendment and Modification Agreement dated as of December 30, 1996 (the "Consent") pursuant to which SAMCO consented to the assignment to WestSec of the OSA and the Purchase Agreements and the parties modified certain provisions of the Purchase Agreements and the OSA.

      I. Pursuant to Section 9.1 of the OSA, as amended by the Consent, WestSec became obligated to purchase the security alarm monitoring contracts and related assets that secured the Series A Notes, the Series B Notes and the Series C Notes (collectively, "the Notes") and has previously paid Twenty-three million one hundred eighty-two thousand one hundred sixty-five dollars ($23,182,165) to SAMCO.

      J. A dispute has arisen between WestSec and SAMCO regarding, among other things, the total number of the Contracts constituting the collateral securing SAMCO's Notes, the calculation of WestSec's performance bonus upon the sale of the Contracts constituting the collateral securing SAMCO's Notes, and the fair market value of the Contracts constituting the collateral securing SAMCO's Notes.

      K. On March 2, 1998, WestSec filed a petition against SAMCO in the 44th Judicial District Court of Dallas County, Texas; Cause No. DV 98-01761-B (the "Litigation"), setting forth claims for declaratory judgment, breach of contract and attorneys' fees. On March 27, 1998, SAMCO filed an answer in the Litigation, setting forth a general denial, affirmative defenses and counterclaims against WestSec for declaratory judgment, breach of contract and attorneys' fees. The parties recognize that bona fide disputes and controversies exist between WestSec and SAMCO, both as to liability and the amount thereof.

      L. WestSec and SAMCO have agreed to compromise and settle all claims and causes of action of any kind between them. The settlement involves, inter alia, the sale by SAMCO to WestSec of any and all Contracts in which SAMCO claimed or claims an interest, in partial consideration of WestSec paying SAMCO Twenty-nine million five hundred thousand dollars ($29,500,000) in addition to amounts previously paid by WestSec to SAMCO.

                                    AGREEMENT

      NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Sale and Purchase of Accounts. At the Closing, Buyer will acquire from Seller and Seller will transfer to Buyer (each relying upon the other's covenants, agreements, representations and warranties contained in this Agreement) the security alarm monitoring contracts and related assets described in Section 1.1.

      1.1 Assets Transferred. The assets to be sold and assigned by Seller and purchased and assumed by Buyer hereunder shall consist of all security alarm monitoring contracts in which Seller has or claims an interest, whether or not previously sold to WestSec, including those Contracts between Seller and security alarm system customers (the "Customers") which now secure, or at any time heretofore have secured, the Notes and those Contracts between Seller and Customers which are otherwise owned by SAMCO (collectively, the "SAMCO Contracts"), in each case including all rights and obligations thereunder together with and including the assets described below (collectively, the "Purchased Accounts"):

            (a) Revenues received by Seller under the SAMCO Contracts on or after the date of the Closing, through lockboxes or otherwise;

            (b) All alarm equipment owned by Seller used in rendering alarm monitoring services under any of the SAMCO Contacts and located on the premises of any Customer (the "Related Equipment");

            (c) All rental agreements between Seller and any Customer relating to the Related Equipment (the "Related Agreements");

            (d) All books and records relating to the SAMCO Contracts, the Customers and the other assets described above, including related accounts receivable information as requested by Buyer (the "Related Books and Records"), provided that Seller may maintain copies of such books and records to the extent such books and records pertain to other assets of Seller; and

            (e) All other tangible or intangible property of Seller, including without limitation, all accounts, contract rights (excluding the OSA) and general intangibles of Seller, and all lock box agreements (including the Lockbox Agreement, dated as of July 8, 1994, among Bank One, Arizona, NA, BancStar, Inc., United States Trust Company of New York and Seller), and all revenues received on or after the date of the Closing, associated with or arising from or in connection with the SAMCO Contracts (the "Other Property").

      1.2 Assumption of Liabilities. Buyer shall expressly assume, as of the Closing, all of the express obligations of Seller of any nature arising under the Purchased Accounts on or after the date of the Closing (the "Related Obligations"). Buyer does not hereby assume any other obligations of Seller.

      1.3 Purchase Price.

            (a) The purchase price (the "Purchase Price") for the Purchased Accounts shall be Twenty-nine Million Five Hundred Thousand Dollars ($29,500,000). At the Closing, Buyer shall pay to Seller the full Purchase Price by wire transfer in immediately available funds to the account specified below:

            Account Name:     Baker & Botts, L.L.P.
            Account Number:   001 002 66627
            Bank Name:        Chase Bank of Texas, N.A.
                              712 Main
                              Houston, TX 77002
            ABA:              113000609

            (b) Payments received from Customers shall belong to Seller only if due and received before the Closing Date. All payments by Customers due or received on and after the Closing Date shall belong to Buyer, and Seller shall hold any such payments it receives after the Closing Date in trust for Buyer and shall promptly deliver any such payments to Buyer.

      2. Representations and Warranties of Seller. Seller represents and warrants to Buyer that:

            (a) Seller is a limited liability company duly formed and in good standing under the laws of Texas and has all requisite company power and authority to own, lease and operate its properties and to carry on its present business.

            (b) Seller has full limited liability company power and authority to execute, deliver, and perform this Agreement and has taken all action necessary to make this Agreement a valid, binding and enforceable obligation of Seller.

            (c) This Agreement is a valid and binding obligation of Seller, enforceable in accordance with its terms (except to the extent that enforceability may be limited by bankruptcy or insolvency laws or other laws generally relating to creditors' rights, or by general equity principles), and the transfer and sale to Buyer of the Purchased Accounts and the Related Obligations contemplated herein will not conflict with or violate the terms of any material agreement to which Seller is a party or any court order, judgment, writ, injunction or award applicable to Seller.

            (d) Seller has (and has not previously conveyed) such title to, and the transfer and sale to Buyer contemplated herein will vest Buyer with such title to, the SAMCO Contracts, the Related Agreements, the Related Books and Records, the Related Equipment and the Other Property as was conveyed to Seller pursuant to the Purchase Agreements, the Consent or otherwise. Other than the security interests and liens granted by Seller in favor of the Trustee in connection with the transactions contemplated by the Indenture, the SAMCO Contracts, the Related Agreements, the Related Books and Records, the Related Equipment and the Other Property are free and clear of any mortgages, liens, pledges, charges, judgments, security interests, claims or other encumbrances of any nature arising by reason of any action or inaction by SAMCO; and to Seller's knowledge there are no other mortgages, liens, pledges, charges, judgments, security interests, claims or other encumbrances affecting the Purchased Accounts.

            (e) The Purchase Price is sufficient to discharge all obligations of Seller that are secured by any interest in the Purchased Accounts held by the Trustee, including without limitation the security interests and liens created under the Security Agreement (as defined in the Indenture). As soon as possible, and in any event within ninety-six (96) days after receipt of the Purchase Price, Seller shall mail or cause the Trustee to mail to Buyer appropriate forms UCC-3 discharging such obligations.

      3. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

            (a) Buyer is a corporation duly incorporated and in good standing under the laws of Kansas and has all requisite corporate power and authority to own, lease and operate its properties and to carry out its present business.

            (b) Buyer has full corporate power and authority to execute, deliver, and perform this Agreement and has taken all action necessary to make this Agreement a valid, binding and enforceable obligation of Buyer.

            (c) This Agreement is a valid and binding obligation of Buyer, enforceable in accordance with its terms (except to the extent that enforceability may be limited by bankruptcy or insolvency laws or other laws generally affecting creditors' rights or by general principles of equity), and the transfer and sale to Buyer of the Purchased Accounts and the Related Obligations contemplated herein will not conflict with or violate the terms of any material agreement to which Buyer is a party or any court order, judgment, writ, injunction or award applicable to Buyer.

      4. Closing.

            (a) The Closing shall take place on the date of full execution hereof, or on such other date as agreed to by the parties (the "Closing"). The Closing shall be effective for all purposes as of December 17, 1998. The Closing may occur by the transmission of signed documents, in counterparts, by fax, to be confirmed by the parties by telephone and to be followed by delivery of original executed counterparts by Federal Express or other comparable nationally recognized overnight courier service, and the simultaneous transfer of the Purchase Price in accordance with Section 1.3(a) hereof,

            (b) Without limiting the generality of the foregoing, at the Closing each of Seller and Buyer shall deliver to the other the following:

            (i) A General Bill of Sale and Assignment in the form attached hereto as Exhibit B, as executed by Seller and acknowledged by Buyer, and an Assumption of Liabilities in the form attached hereto as Exhibit C, as executed by Buyer;

            (ii) a Request for Termination of The Chase Manhattan Bank Letter of Credit Number P-271117 in the form attached hereto as Exhibit D, as executed by Buyer and Seller;

            (iii) All third-party consents, if any, required to be obtained by Seller or Buyer, as the case may be, in connection with the sale and assignment by Seller and the purchase and assumption by Buyer of the Purchased Accounts and the Related Obligations hereunder.

            (c) (i) Within ninety-two (92) days of the receipt by Seller of the Purchase Price, Seller shall deliver to the Trustee (1) a request for the termination of the Trustee's security interest in the Purchased Accounts, (2) an Officers' Certificate and (3) Opinion of Counsel (as such terms are defined in the Indenture) in satisfaction of the requirements set forth in Section 12 of the Security Agreement (as defined in the Indenture), and (ii) as soon as possible, and in any event within ninety-six (96) days after receipt of the Purchase Price, Seller shall deliver, or cause the Trustee to deliver, to Buyer a Confirmation of Release of Security Interest and UCC Releases executed by the Trustee in form reasonably satisfactory to Buyer.

      5. Release of Certain Obligations.

            (a) Concurrently with the Closing in accordance with Section 4 above, all obligations of WestSec with respect to the performance of Account Management Services (as defined in the OSA) as to the Purchased Accounts shall cease and be satisfied, and the obligations of WestSec to purchase the SAMCO Contracts pursuant to Section 9.1 of the OSA, as amended by the Consent, shall be satisfied.

            (b) Without limiting the generality of the foregoing subsection (a), SAMCO hereby expressly releases WEC from any obligation of WEC under Section 9 of the Consent to pay SAMCO any amount by which the Purchase Price is less than the amount of all principal and accrued and unpaid interest on the Series C Notes.

            (c) SAMCO is hereby released from its obligations under Article IV of the OSA to pay WestSec the "Performance Bonus" (as defined therein), if any, with respect to the SAMCO Contracts.

      6. Certain Post-Closing Matters.

            (a) Neither party shall make any announcement of the transactions contemplated herein to any persons or entities outside the parties to this Agreement, their affiliated companies, independent accountants, attorneys and the Consultants (as defined in the OSA) without the prior written consent of the other party, except for the purpose of enforcing this Agreement, the exhibits thereto, or any provisions therein, and except as may be required by law, rule or regulation, including those of the Securities and Exchange Commission.

            (b) In addition to the actions, documents and instruments specifically required to be taken or delivered hereby, prior to and after the Closing and without further consideration, each of Seller and Buyer shall execute, acknowledge and deliver such other assignments, transfers, consents and other documents and instruments and take such other actions as either party or its counsel may reasonably request in order to complete and perfect the transactions contemplated herein; provided that this Section shall not require either party to deliver any such documents or take any such actions which the requesting party is not entitled to receive at the time of such request because of a default then existing hereunder by such requesting party.

      7. Seller Nonsolicitation; Nondisclosure.

            (a) Seller agrees that for such period of time as may be necessary to maximize the value of the Purchased Accounts owned by Buyer and which are sold by Buyer to any third party, Seller shall not and shall not permit any of its majority-owned subsidiaries or any of its wholly-owned subsidiaries to, directly or indirectly, individually or with others, on its own behalf (individually or collectively), or on behalf of any other person, either as a principal, owner, agent, stockholder, partner, lender, consultant or in any other capacity, intentionally and individually target any Customers under any such Purchased Accounts, based on or through, directly or indirectly, any information concerning any such Customers which was obtained by Seller as a result of its ownership of the Purchased Accounts for the purpose of suggesting to, inducing, soliciting or persuading (or intentionally and individually target any such Customers for the purpose of attempting to suggest to, induce, solicit or persuade) any such Customers to enter into a contract or agreement with Seller or an affiliate of Seller for the provision of security alarm monitoring services to such Customers.

            (b) Seller further agrees that any information concerning any Customers under any Purchased Accounts which was obtained by Seller as a result of its ownership of the Purchased Accounts is confidential and proprietary information of Buyer ("Confidential Information"). Seller shall not, without the prior written consent of Buyer, disclose any such Confidential Information, unless such information (i) becomes generally available to the public other than by unauthorized disclosure by Seller, (ii) is disclosed to Seller's accountants, attorneys or consultants (provided such persons are obligated to hold such information in confidence on substantially the terms provided in this Section) or (iii) is (upon the advice of counsel) required by law to be disclosed, in which event, prior to any disclosure, Seller shall provide Buyer with prompt written notice so that Buyer may seek

(with the cooperation of Seller, if so requested by Buyer) a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, Seller may furnish only that portion of the Confidential Information which is legally required and shall exercise reasonable commercial efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information so furnished.

      8. Miscellaneous.

            (a) Each of the parties hereto represents and warrants to the other that no broker or finder has acted on its behalf in connection with this Agreement or the transactions contemplated hereby. Each such party agrees to indemnify and hold and save the other harmless from any claim or demand for commission or other compensation by any broker, finder or similar agent claiming to have been employed by or on behalf of such party.

            (b) All representations, warranties, covenants and agreements of any of the parties hereto made in this Agreement shall survive the execution and delivery hereof and the Closing hereunder.

            (c) Any notice or communication given pursuant hereto by any party to the other parties hereto shall be in writing and shall be delivered or mailed by registered mail, postage prepaid or sent by Federal Express or other comparable nationally recognized courier service, as follows:

   If to the Seller:       NYLIFE Structured Asset Management Company Ltd.
                           51 Madison Avenue, Suite 1700
                           New York, NY 10010
                           Attn: Kevin M. Micucci
                           Telecopier: (212) 447-4127

   With a copy to:         Gilbert, Segall and Young LLP
                           430 Park Avenue
                           New York, NY 10022
                           Attn: Kenneth J. Stuart, Esq.
                           Telecopier: (212) 644-4051

   If to the Buyer:        Protection One Alarm Monitoring, Inc.
                           6225 N. Highway 161
                           Suite 400
                           Irving, Texas 75038-2227
                           Attn: Renee T. Kingsley
                           Telecopier: 972/916-6699
or to such other address as shall hereinafter be furnished in writing by any party hereto to the other parties hereto.

            (d) Provided the Closing occurs, each of the parties hereto will bear its own expenses incurred in connection with the sale of the Purchased Accounts contemplated herein.

            (e) This Agreement, the Settlement Agreement dated December 17, 1998 between WestSec and SAMCO, the OSA, the Purchase Agreements and the Consent set forth the entire understanding and supersedes all prior agreements or understandings of the parties hereto with respect to the subject matter hereof and may not be changed or terminated except by a writing signed by each of the parties hereto.

            (f) This Agreement shall be construed in accordance with the laws of Texas.

            (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (h) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and successors, and may not be assigned at any time by Seller or Buyer without the prior written consent of the other.

            (i) The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

              [The balance of this page intentionally left blank.]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                   NYLIFE STRUCTURED ASSET MANAGEMENT
                                   COMPANY, LTD.
                                   (Seller)


                                   By:          /S/ KEVIN M. MICUCCI
                                       --------------------------------
                                       Name:   KEVIN M. MICUCCI
                                             --------------------------
                                       Title:  PRESIDENT
                                             --------------------------


                                   PROTECTION ONE ALARM MONITORING, INC.
                                   (Buyer)

                                   By:         JOHN W. HESSE
                                       --------------------------------
                                       Name:   JOHN W. HESSE
                                             --------------------------
                                       Title:  EX. V.P.
                                             --------------------------

                                    EXHIBIT A

                       GENERAL BILL OF SALE AND ASSIGNMENT


            NYLIFE Structured Asset Management Company Ltd., a Texas limited liability Company ("SAMCO"), for and in consideration of the Purchase Price (as defined in the Accounts Purchase Agreement referred to below) and other good and valuable consideration, the receipt of which is hereby acknowledged, paid to it this day by Protection One Alarm Monitoring, Inc., as successor by merger to WestSec, Inc., a Delaware corporation ("WestSec"), pursuant to that certain Accounts Purchase Agreement, dated the date hereof, between SAMCO and WestSec (the "Purchase Agreement), does hereby grant, bargain, sell, convey, transfer, set over, assign and deliver unto WestSec and WestSec does hereby purchase, assume, accept and acquire from SAMCO, all SAMCO's right, title and interest in and to all security alarm monitoring contracts, whether or not previously sold to WestSec, in which Seller has or claims an interest, including those contracts which now secure, or at any time heretofore have secured, the Series A Notes, the Series B Notes and the Series C Notes (the "Notes"), and contracts that are otherwise owned by SAMCO, together with and including the assets described below (collectively, the "Purchased Accounts"):

            (a) Revenues received by SAMCO under the SAMCO Contracts on or after the date of the Closing (as defined in the Purchase Agreement), through lockboxes or otherwise, and

            (b) All alarm equipment owned by SAMCO used in rendering alarm monitoring services under any of the SAMCO Contracts and located on the premises of any Customer (as defined in the Purchase Agreement) (the "Related Equipment"); and

            (c) All rental agreements between SAMCO and any Customer relating to the Related Equipment, and

            (d) All books and records relating to the SAMCO Contracts, the Customers and the other assets described above, including related accounts receivable infonnation as requested by WestSec; and

            (e) All other tangible and intangible property of SAMCO, including without limitation, all accounts, contract rights (excluding the OSA) and general intangibles of SAMCO, and all lockbox agreements (including the Lockbox Agreement, dated as of July 8, 1994, among Bank One, Arizona, NA, BancStar, Inc., United States Trust Company of New York and SAMCO), and all revenues received on or after the date hereof, associated with or arising from or in connection with the SAMCO Contracts (the "Other Property").

            AND, for the consideration aforesaid, SAMCO hereby constitutes and appoints WestSec, its successors and assigns, the true and lawful attorney or attorneys of SAMCO, with full power of substitution, for WestSec and in its name and stead or otherwise, by and on behalf of and for the benefit of WestSec, its successors and assigns, to demand and receive from time to time any and all of the Purchased Accounts hereby sold, assigned, transferred, conveyed and delivered, and to give receipts and releases for and respect of the same and any part thereof and from time to time to institute and prosecute in the name of SAMCO or otherwise, but at the expense and for the benefit of WestSec, its successors and assigns, any and all proceedings at law, in equity or otherwise which WestSec, its successors and assigns, may deem proper in order to collect assert, or enforce any claim, right or title of any kind in and to the Purchased Accounts hereby sold, assigned, transferred, conveyed and delivered, and to defend or compromise any and all actions, suits or proceedings in respect of the Purchased Accounts and to do all such acts and things in relation thereto as WestSec, its successors or assigns, shall deem desirable; and SAMCO hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by SAMCO in any manner or for any reason.

            AND, for the consideration aforesaid, SAMCO, for itself and its successors and assigns, has covenanted and by this General Bill of Sale and Assignment does covenant with WestSec, its successors and assigns, that it, SAMCO, and its successors and assigns, will do, execute and deliver, or will cause to be done, executed and delivered, at WestSec's expense, all such further acts, transfers, assignments, conveyances, powers of attorney and assurances, for the better assuring, conveying and confirming unto WestSec, its successors and assigns, all and singular SAMCO's entire right, title and interest in and to the Purchased Accounts hereby sold, transferred, assigned and conveyed as WestSec, its successors or assigns, shall reasonably require; provided that this paragraph shall not require SAMCO to deliver any such assurances to which WestSec is not entitled at the time of such request because of a default by WestSec under the then existing Purchase Agreement.

            This General Bill of Sale and Assignment and the covenants and agreements herein contained shall inure to the benefit of WestSec, its successors and assigns, and shall be binding upon SAMCO, its successors and assigns.

            TO HAVE AND TO HOLD all of the above-described tangible and intangible property and assets hereby sold, conveyed, transferred, set over, assigned and delivered unto WestSec, its successors and assigns, to its and their own use and behalf forever.

            IN WITNESS WHEREOF, SAMCO has caused these presents to be executed as of the 17th day of December, 1998.

                                  NYLIFE STRUCTURED ASSET MANAGEMENT
                                  COMPANY LTD.


                                  By:         /S/ KEVIN M. MICUCCI
                                      ---------------------------------
                                      Name:   KEVIN M. MICUCCI
                                            ---------------------------
                                      Title:  PRESIDENT
                                            ---------------------------


ACKNOWLEDGED:

PROTECTION ONE ALARM MONITORING, INC.

By:         JOHN W. HESSE
    -------------------------
    Name:   JOHN W. HESSE
          -------------------
    Title:  EX. V.P.
          -------------------

                                    EXHIBIT B

                            ASSUMPTION OF LIABILITIES


            KNOW ALL MEN BY THESE PRESENTS for good and valuable consideration, the receipt of which is hereby acknowledged, and pursuant to and in accordance with the terms and provisions of that certain Accounts Purchase Agreement, dated as of the date hereof, between NYLIFE Structured Asset Management Company Ltd., a Texas limited liability company ("SAMCO"), and Protection One Alarm Monitoring, Inc., as successor by merger to WestSec, Inc., a Delaware corporation ("WestSec") (the "Purchase Agreement"), that WestSec hereby covenants and agrees as follows:

            WestSec hereby assumes and agrees to pay, perform or discharge when due all the obligations and liabilities of SAMCO defined as "Related Obligations" in Section 1.2 of the Purchase Agreement.

            IN WITNESS WHEREOF, WestSec has caused this Assumption of Liabilities to be executed on its behalf by the undersigned this 17th day of December, 1998


                                   PROTECTION ONE ALARM MONITORING, INC.

                                   By:          JOHN W. HESSE
                                       --------------------------------
                                       Name:    JOHN W. HESSE
                                             --------------------------
                                       Title:   EX. V.P.
                                             --------------------------

                                    EXHIBIT C

                           REQUEST FOR TERMINATION OF
                            THE CHASE MANHATTAN BANK
                        LETTER OF CREDIT NUMBER P-271117

                                December 17, 1998



The Chase Manhattan Bank
55 Water Street, 17th Floor
Room 1708
New York, New York 10041
Attn: Standby Letter of Credit Department

      Pursuant to the terms of that certain Letter of Credit P-271117 between WestSec Inc. ("Applicant"), The Chase Manhattan Bank ("Bank") and NYLife Structured Asset Management Company Ltd. ("SAMCO"), with an effective date of April 1st, 1997 ("Letter of Credit"), Applicant and SAMCO hereby jointly request that the amount of the Letter of Credit be terminated.

      IN WITNESS WHEREOF, SAMCO has caused these presents to be executed as of the date first above written.

                                   NYLIFE STRUCTURED ASSET MANAGEMENT
                                   COMPANY LTD.

                                   By:          KEVIN M. MICUCCI
                                       --------------------------------
                                       Name:    KEVIN M. MICUCCI
                                             --------------------------
                                       Title:   PRESIDENT
                                             --------------------------

ACKNOWLEDGED:

PROTECTION ONE ALARM MONITORING, INC.,
AS SUCCESSOR BY MERGER TO WESTSEC INC.

By:        JOHN W. HESSE
    --------------------------
    Name:  JOHN W. HESSE
          --------------------
    Title: EX. V.P.
          --------------------

                                       C-1